Exhibit 10.33

JOINDER TO INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Joinder to Intellectual Property Security Agreement (this “Joinder”) is made as of this 19th day of May, 2006 by and among BURLINGTON COAT FACTORY OF RHODE ISLAND, LLC, a Rhode Island limited liability company, and BURLINGTON COAT FACTORY OF MISSISSIPPI, LLC, a Mississippi limited liability company (individually, a “New Grantor” and collectively, the “New Grantors”), the entities listed on Schedule I hereto (together with the New Grantors, individually, a “Grantor”, and collectively, the “Grantors”) and BANK OF AMERICA, N.A., a national banking association, as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Security Agreement defined below), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

A. Reference is made to a certain Credit Agreement dated as of April 13, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by, among others (i) Burlington Coat Factory Warehouse Corporation, a Delaware corporation, as a Borrower and as agent (in such capacity, the “Lead Borrower”) for itself and the other Borrowers, (ii) the other Borrowers named therein (collectively, with the Lead Borrower, the “Existing Borrowers”), (iii) the Facility Guarantors named therein (the “Existing Facility Guarantors”, and together with the Existing Borrowers, the “Loan Parties”), (iv) the Lenders named therein (collectively, the “Lenders”), (v) Bank of America, N.A., as Administrative Agent, (vi) Bank of America, N.A., as Collateral Agent, (vii) Bear Steams Corporate Lending Inc., a Delaware corporation, as Syndication Agent, and (viii) Wachovia Bank, National Association, The CIT Group/Business Credit, Inc., General Electric Capital Corporation, and JPMorgan Chase Bank., N.A., as co-Documentation Agents.

B. Reference is further made to (i) a certain Security Agreement dated as of April 13, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the “Security Agreement”), by and among the Loan Parties, as Grantors, and the Collateral Agent and (ii) a certain Intellectual Property Security Agreement dated as of April 13, 2006 (as amended, modified, supplemented or restated and in effect from time to time, the “IP Security Agreement”), by and among the Loan Parties, as Grantors, and the Collateral Agent.

C. The New Grantors have simultaneously herewith become (i) Borrowers under the Credit Agreement pursuant to that certain Joinder to Credit Agreement dated as of even date herewith and (ii) Grantors under the Security Agreement pursuant to that certain Joinder to Security Agreement dated as of even date herewith.

D. The Collateral Agent requires that, among other things, in order to secure the obligations of the New Grantors under the Credit Agreement, the New Grantors shall join in the execution of, and become a party to, the IP Security Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the IP Security Agreement, the Security Agreement or the Credit Agreement, as applicable.

2. Joinder to IP Security Agreement.

(a) To secure the prompt and complete payment, performance and observance of all of the Obligations and all renewals, extensions, restructurings and refinancings thereof, each New Grantor hereby grants, mortgages, pledges and hypothecates to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, a Lien upon all of its right, title and interest in, to and under the IP Collateral.

(b) Each New Grantor hereby (a) joins in the execution of, and becomes a party to, the IP Security Agreement, (b) agrees that such New Grantor shall, for all purposes, be deemed to be a “Grantor” under the IP Security Agreement, and (c) agrees that such New Grantor is bound by all representations, warranties, covenants, agreements, liabilities and obligations of the Grantors under the IP Security Agreement and all related documents, in each case, with the same force and effect as if such New Grantor was a signatory to the IP Security Agreement and such related documents and was expressly named therein.

3. Ratification of IP Security Agreement. Except as specifically amended by this Joinder, all of the terms and conditions of the IP Security Agreement shall remain in full force and effect. Each of the New Grantors hereby makes all of the representations, warranties and covenants set forth in the IP Security Agreement as of the date hereof (other than representations, warranties and covenants that relate solely to an earlier date). Without limiting the foregoing, the New Grantors hereby acknowledge and affirm that all Obligations of the New Grantors under the Loan Documents are secured by the IP Collateral pursuant to the IP Security Agreement. To the extent that any changes in any representations, warranties, and covenants require any amendments to the Schedules to the IP Security Agreement, such Schedules are hereby updated, as evidenced by any supplemental Schedules (if any) annexed to this Joinder.

4. Miscellaneous.

(a) This Joinder may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b) This Joinder expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c) Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

(d) The Grantors shall pay all Credit Party Expenses of the Collateral Agent and the Secured Parties, including, without limitation, all such Credit Party Expenses incurred in connection with the preparation, negotiation, execution and delivery of this Joinder in accordance with the terms of the Credit Agreement.

(e) THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

NEW GRANTORS: BURLINGTON COAT FACTORY OF RHODE ISLAND, LLC

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

BURLINGTON COAT FACTORY OF MISSISSIPPI, LLC

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

COLLATERAL AGENT:

By:	/s/ Kathleen Dimock
Name:	Kathleen Dimock
Title:	Managing Director

Acknowledged and Agreed: BURLINGTON COAT FACTORY WAREHOUSE CORPORATION, As Lead Borrower

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

THE ENTITIES LISTED ON SCHEDULE I HERETO, as Grantors

By:	/s/ Paul Tang
Name:	Paul Tang
Title:	Executive Vice President

Schedule I

Grantors

Burlington Coat Factory Warehouse Corporation (Lead Borrower)

Burlington Coat Factory of Alabama, LLC

Burlington Coat Factory Warehouse of Anchorage, Inc.

Burlington Coat Factory of Arizona, LLC

Burlington Coat Factory of Arkansas, LLC

Baby Depot of California, LLC

Burlington Coat Factory of California, LLC

Burlington Coat Factory Warehouse of San Bernadino, LLC

MJM Designer Shoes of California, LLC

Burlington Coat Factory of Colorado, LLC

Burlington Coat Factory of Connecticut, LLC

Cohoes Fashions of Connecticut, LLC

Burlington Coat Factory of De1aware, LLC

Burlington Coat Factory of Texas, L.P.

C.F.B., Inc.

MJM Designer Shoes of Delaware, LLC

Burlington Coat Factory of Florida, LLC

MJM Designer Shoes of Florida, LLC

Burlington Coat Factory of Georgia, LLC

Burlington Coat Factory Warehouse of Atlanta, Inc.

Burlington Coat Factory of Idaho, LLC

Burlington Coat Factory of Illinois, LLC

Burlington Coat Factory Warehouse of Chicago, Inc.

Burlington Coat Factory Warehouse of East St. Louis, Inc.

Burlington Coat Factory Warehouse of Tinley Park, Inc.

Burlington Coat Factory of Indiana, LLC

Burlington Coat Factory Warehouse of Des Moines, Inc.

Burlington Coat Factory of Kansas, LLC

Burlington Coat Factory of Kentucky, Inc.

Burlington Coat Factory of Louisiana, LLC

Burlington Coat Factory of Maine, LLC

Burlington Coat Factory of Maryland, LLC

Burlington Coat Factory of Massachusetts, LLC

Cohoes Fashions of Massachusetts, LLC

Burlington Coat Factory of Michigan, LLC

Burlington Coat Factory Warehouse of Detroit, Inc.

Burlington Coat Factory Warehouse of Redford, Inc.

Burlington Coat Factory Warehouse of Walker, Inc.

Burlington Coat Factory Warehouse of Grand Rapids, Inc.

Burlington Coat Factory of Minnesota, LLC

Burlington Coat Factory of Missouri, LLC

Burlington Coat Factory of Nebraska, LLC

Burlington Coat Factory of Nevada, LLC

Burlington Coat Factory of New Hampshire, LLC

Burlington Coat Factory Direct Corporation

Burlington Coat Factory of New Jersey, LLC

Burlington Coat Factory Warehouse of Flemington, Inc.

Burlington Coat Factory Warehouse of New Jersey, Inc.

Cohoes Fashions of New Jersey, LLC

MJM Designer Shoes of Moorestown, Inc.

MJM Designer Shoes of New Jersey, LLC

Super Baby Depot of Moorestown, Inc.

Burlington Coat Factory of New Mexico, LLC

Burlington Coat Factory Warehouse of Albuquerque, Inc.

Burlington Coat Factory Warehouse of West Albuquerque, Inc.

Burlington Coat Factory of New York, LLC

Georgetown Fashions Inc.

Monroe G. Milstein, Inc.

Cohoes Fashions of New York, LLC

MJM Designer Shoes of New York, LLC

Burlington Coat Factory of North Carolina, LLC

Burlington Coat Factory of North Dakota, LLC

Burlington Coat Factory of Ohio, LLC

Burlington Coat Factory Warehouse of Cleveland, Inc.

Burlington Coat Factory of Oklahoma, LLC

Burlington Coat Factory of Oregon, LLC

Burlington Coat Factory Warehouse of Bristol, LLC

Burlington Coat Factory of Pennsylvania, LLC

Burlington Coat Factory Warehouse of Montgomeryville, Inc.

Burlington Coat Factory Warehouse of Cheltenham, Inc.

Burlington Coat Factory Warehouse of Wilkes-Barre, Inc.

Burlington Coat Factory Warehouse of Langhorne, Inc.

Burlington Factory Warehouse of Reading, Inc.

Burlington Coat Factory Warehouse Inc.

MJM Designer Shoes of Pennsylvania, LLC

Cohoes Fashions of Cranston, Inc.

Burlington Coat Factory of South Carolina, LLC

Burlington Coat Factory Warehouse of Charleston, Inc.

Burlington Coat Factory Warehouse of Memphis, Inc.

Burlington Coat Factory Warehouse of Shelby, Inc.

Burlington Coat Factory Warehouse of Hickory Commons, Inc.

Burlington Coat Factory Warehouse of Baytown, Inc.

MJM Designer Shoes of Texas, Inc.

Famous Brands of Dallas, Inc.

Burlington Coat Factory of Utah, LLC

Burlington Coat Factory of Virginia, LLC

Burlington Coat Factory of Pocono Crossing, LLC

Burlington Coat Factory Warehouse of Coliseum, Inc.

Burlington Coat Factory of Washington, LLC

Burlington Coat Factory of West Virginia, LLC

Burlington Coat Factory of Wisconsin, LLC

Burlington Coat Factory Holdings, Inc.

Burlington Coat Factory Investments Holdings, Inc.

Burlington Coat Factory Realty of Huntsville, LLC

Burlington Coat Factory Realty of Mesa, Inc.

Burlington Coat Factory Realty of Desert Sky, Inc.

Burlington Coat Factory Realty of Dublin, Inc.

Burlington Coat Factory Realty of Florin, Inc.

Burlington Coat Factory Realty of Ventura, Inc.

Burlington Coat Realty of East Windsor, Inc.

Burlington Coat Factory of Texas, Inc.

Burlington Coat Factory Purchasing, Inc.

C.F.I.C. Corporation

C.L.B., Inc.

Burlington Coat Factory Realty Corp.

Burlington Coat Factory Realty of University Square, Inc.

Burlington Coat Factory Realty of Coral Springs, Inc.

Burlington Coat Factory Realty of West Colonial, Inc.

Burlington Coat Factory Realty of Orlando, Inc.

Burlington Coat Factory Realty of Sarasota, Inc.

K&T Acquisition Corp.

Bee Ridge Plaza, LLC

Burlington Coat Factory Realty of Morrow, Inc.

Burlington Coat Realty of Gurnee, Inc.

Burlington Coat Factory Realty of Bloomingdale, Inc.

Burlington Coat Factory Realty of River Oaks, Inc.

Burlington Coat Factory Realty of Greenwood, Inc.

Burlington Coat Factory Realty of North Attleboro, Inc.

Burlington Coat Factory Realty of Des Peres, Inc.

Burlington Coat Realty of Las Vegas, Inc.

Burlington Coat Factory Realty of Edgewater Park, Inc.

Burlington Coat Factory Realty of Paramus, Inc.

Burlington Coat Factory Realty of Pinebrook, Inc.

Burlington Coat Factory Warehouse of Edgewater Park Urban Renewal Corp.

Burlington Coat Factory Realty of Yonkers, Inc.

LC Acquisition Corp.

Burlington Coat Factory Realty of Tulsa, Inc.

Burlington Coat Factory Realty of West Mifflin, Inc.

Burlington Coat Factory Realty of Langhorne, Inc.

Burlington Coat Factory Realty of Whitehall, Inc.

Burlington Coat Factory Realty of Memphis, Inc.

Burlington Coat Realty of Plano, Inc.

Burlington Coat Realty of Houston, Inc.

Burlington Coat Factory Realty of Westmoreland, Inc.

Burlington Coat Factory Realty of Bellaire, Inc.

Burlington Coat Factory Realty of El Paso, Inc.

Burlington Coat Realty of Potomac, Inc.

Burlington Coat Factory Realty of Fairfax, Inc.

Burlington Coat Factory Realty of Coliseum, Inc.

Burlington Coat Factory Realty of Franklin, Inc.